UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________________
FORM 8-K
  _________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 27, 2023
  _________________________________________
AVIDITY BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)
 _________________________________________

Delaware	001-39321	46-1336960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
10578 Science Center Drive, Suite 125
San Diego, California 92121 92121
(Address of principal executive offices) (Zip Code)
(858) 401-7900
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
 _________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNA	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.
On April 27, 2023, Avidity Biosciences, Inc. (“Avidity” or the “Company”) will present at the 75th American Academy of Neurology Annual Meeting (“AAN”), with such presentation focused on the Company’s Phase 1/2 MARINA™ trial (the “MARINA Trial”) of AOC 1001 in adults with myotonic dystrophy type 1 (“DM1”). Following this presentation, the Company will host a meeting and question-and-answer session with investors live at AAN, which will also be accessible via webcast under the “Events and Presentations” page in the “Investors” section of Avidity’s corporate website, at https://www.aviditybiosciences.com. During this meeting, the Company will present the corporate slide presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
The information contained in this Item 7.01, including in Exhibit 99.1 hereto and on Avidity’s corporate website, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.
On April 27, 2023, the Company announced topline data from the MARINA Trial of AOC 1001 in adults with DM1 demonstrating functional improvement, DMPK reduction, splicing improvements and a favorable safety and tolerability profile. The topline data were assessed from a 3:1 randomized study with all 38 trial participants. The topline data demonstrated:
•Directional improvement in multiple functional assessments including measures of myotonia, strength and mobility:
◦Myotonia was measured by video hand opening time (vHOT) and is a hallmark of DM1 where relaxation of key muscle groups is impaired.
◦Measures of strength included the Quantitative Muscle Testing (QMT) total score which is based on six muscle groups from both the upper and lower body.
◦Mobility was assessed by the 10-meter walk run test (10mWRT) and the Timed Up and Go test.
◦The endpoints used in MARINA measure important aspects of the disease and correspond to those utilized in the ongoing END-DM1 natural history study.
•Meaningful DMPK reduction and splicing changes in participants treated with AOC 1001.
•Splicing changes followed by directional improvements in functional measures at 2 mg/kg and 4mg/kg doses of AOC 1001.
•AOC 1001 demonstrated broad splicing improvements in more than a thousand genes impacted by DM1, confirming activity in the nucleus.
•Favorable safety and tolerability profile of AOC 1001 with most adverse events mild or moderate as of the data cutoff date.
As previously disclosed, the Company continues to work with the U.S. Food and Drug Administration regarding the partial clinical hold on new participant enrollment in the AOC 1001 program. The Company continues to dose participants at both 2 mg/kg and 4 mg/kg of AOC 1001 in the MARINA open-label extension (MARINA-OLE™) study to evaluate the long-term safety and tolerability of AOC 1001 in participants with DM1 who were previously enrolled in the MARINA Trial.

Forward-Looking Statements
Avidity cautions readers that statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are forward-looking statements. These statements are based on the company's current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the characterization and implications of the Phase 1/2 MARINA™ topline data; expectations related to the MARINA trial; expectations related to new patient enrollment and the continuation of existing participants in the MARINA trial and enrollment of participants into the MARINA-OLE™ trial; the timing and progression of such clinical programs and the dosage levels to be administered therein; expectations related to Avidity's discussions with, and data to be provided to, the FDA and Avidity's ability to resolve the partial clinical hold; the safety, tolerability and benefits of AOC 1001; the severity of adverse events related to AOC 1001; the timing of release of data from the MARINA-OLE trial; the potential of Avidity's product candidates to treat rare diseases; the potential of the AOC platform and the potential of AOCs to target a range of different cells and tissues beyond muscle tissues, and to address diseases beyond those targeted by Avidity’s current product candidates. The inclusion of forward-looking statements should not be regarded as a representation by Avidity that any of these items will be achieved. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties inherent in our business, including, without limitation: Avidity may not be able to resolve the partial clinical hold and the analysis related to the underlying cause of the serious adverse event may result in delays in the clinical development of AOC 1001; additional participant data related to AOC 1001 that continues to become available may be inconsistent with the data produced as of the date hereof and the conclusions drawn therefrom; unexpected adverse side effects or inadequate efficacy of Avidity's product candidates that may delay or limit their development, regulatory approval and/or commercialization, or may result in additional clinical holds, recalls or product liability claims; Avidity is early in its development efforts; Avidity's approach to the discovery and development of product candidates based on its AOC platform is unproven, and the company does not know whether it will be able to develop any products of commercial value; potential delays in the commencement, enrollment and completion of preclinical studies or clinical trials; the success of its preclinical studies and clinical trials for the company's product candidates; the results of preclinical studies and early clinical trials are not necessarily predictive of future results; Avidity's dependence on third parties in connection with preclinical and clinical testing and product manufacturing; regulatory developments in the United States and foreign countries, including acceptance of INDs and similar foreign regulatory filings and the proposed design of future clinical trials; Avidity could exhaust its available capital resources sooner than it currently expects and fail to raise additional needed capital; and other risks described in prior press releases and in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission (SEC) on February 28, 2023, and in subsequent filings with the SEC. Avidity cautions readers not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update such statements to reflect events that occur or circumstances that arise after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Slide Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIDITY BIOSCIENCES, INC.

Date: April 27, 2023	By:	/s/ Michael F. MacLean
Michael F. MacLean
Chief Financial and Chief Business Officer